EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of CVRx, Inc.

EXECUTED this 20th day of February, 2025.

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA PARTNERS 10, LIMITED PARTNERSHIP General Partner

By:                             *

Anthony A. Florence, Jr.

Managing Partner and Co-Chief Executive Officer

By:                             *

Mohamad H. Makhzoumi

Managing Partner and Co-Chief Executive Officer

NEW ENTERPRISE ASSOCIATES 8A, LIMITED PARTNERSHIP

By:	NEA PARTNERS 10, LIMITED PARTNERSHIP General Partner

By:                             *

Anthony A. Florence, Jr.

Managing Partner and Co-Chief Executive Officer

By:                             *

Mohamad H. Makhzoumi

Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 10, LIMITED PARTNERSHIP

By:                             *

Anthony A. Florence, Jr.

Managing Partner and Co-Chief Executive Officer

By:                             *

Mohamad H. Makhzoumi

Managing Partner and Co-Chief Executive Officer

NEW ENTERPRISE ASSOCIATES VIII, LIMITED PARTNERSHIP

By:	NEA PARTNERS VIII, LIMITED PARTNERSHIP General Partner

By:                             *

Anthony A. Florence, Jr.

Managing Partner and Co-Chief Executive Officer

By:                             *

Mohamad H. Makhzoumi

Managing Partner and Co-Chief Executive Officer

NEA PARTNERS VIII, LIMITED PARTNERSHIP

By:                             *

Anthony A. Florence, Jr.

Managing Partner and Co-Chief Executive Officer

By:                             *

Mohamad H. Makhzoumi

Managing Partner and Co-Chief Executive Officer

                 *

Scott D. Sandell

EXECUTIVE COMMITTEE

                 *

Anthony A. Florence, Jr.

                 *

Mohamad H. Makhzoumi

*By:  /s/ Zachary Bambach

Zachary Bambach

As attorney-in-fact

This Agreement was executed by Zachary Bambach on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which is attached as Exhibit 2.